Exhibit 10.1

AGREEMENT FOR SALE OF REAL ESTATE

BETWEEN

VENTAS REALTY, LIMITED PARTNERSHIP,

MLD DELAWARE TRUST

AND

ASSISTED LIVING CONCEPTS, INC.

June 15, 2012

AGREEMENT FOR SALE OF REAL ESTATE

This AGREEMENT FOR SALE OF REAL ESTATE (“Agreement”) is made on June 15, 2012 between VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership and MLD DELAWARE TRUST, a Delaware business trust (collectively, “Seller”), and ASSISTED LIVING CONCEPTS, INC., a Nevada corporation (“Purchaser”).

1. Purchase and Sale. Seller agrees to sell and assign, as applicable, to Purchaser, and Purchaser agrees to purchase and assume, as applicable, from Seller, the Property, as hereinafter defined, for the Purchase Price, as hereinafter defined, and subject to the terms and conditions set forth in this Agreement.

2. Purchase Price; Lease Termination Fee.

(a) The purchase price (the “Purchase Price”) for the Property shall be Ninety-Seven Million Dollars ($97,000,000.00); and

(b) in addition to the payment of the Purchase Price, at Closing (defined below), Purchaser shall also pay to Seller the sum of Three Million Dollars ($3,000,000.00) (the “Litigation Settlement Fee”) in consideration of the dismissal of the Pending Litigation (defined below).

3. Property. “Property” means all of Seller’s right, title and interest, if any, in (a) the land described on Exhibit A (the “Land”); (b) all easements and other related rights appurtenant to the Land; (c) all of the buildings, structures, fixtures and other improvements located on the Land (collectively, “Improvements”) and (d) all property, real and personal, tangible and intangible, currently leased by Purchaser or its affiliates under the Master Leases. Each individual property comprising the Property is listed on Exhibit B hereto.

4. Master Lease. For the purposes of this Agreement, (i) the “Master Leases” shall refer to (a) that certain Amended and Restated Master Lease Agreement dated as of January 1, 2008, by Ventas Realty, Limited Partnership, a Delaware limited partnership (“Ventas”), as lessor, and ALC CVMA, LLC, ALC GGMG, LLC, ALC HTIF, LLC, ALC PEDG, LLC, ALC TPCG, LLC, ALC TISSC, LLC, ALC TSKG, LLC, and ALC WRWG, LLC, as tenant (collectively the “Ventas Lease Tenants”) and (b) that certain Master Lease and Security Agreement, effective January 1, 2002, by and between MLD Delaware Trust (“MLD”), as lessor, and Purchaser, as tenant (with the Ventas Lease Tenants, the “Tenants”), as each may be amended from time to time, and (ii) the “Guaranty of Lease” shall refer to the Guaranty of Lease dated as of January 1, 2008 made by Assisted Living Concepts, Inc. for the benefit of Ventas Realty Limited Partnership (the “Guaranty”). Seller and Purchaser acknowledge and agree that the Master Leases shall be terminated at Closing (as defined below) pursuant to the Master Lease Termination Agreement set forth as Exhibit “I” hereto.

5. Certain Representations and Warranties by Seller. Seller hereby represents and warrants to Purchaser that (a) this Agreement has been duly authorized, executed and delivered by Seller and is the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, (b) the execution and delivery of this Agreement by Seller does not violate any provision of any agreement or judicial order to which Seller is a party or to which Seller or, to the best of Seller’s knowledge, the Property is subject, (c) all the documents to be delivered by Seller at Closing will, at Closing, be duly authorized, executed and delivered by Seller (and/or, if applicable, its affiliates), will be the legal, valid and binding obligations of Seller (and/or, if applicable, its affiliates), and be enforceable against Seller (and/or, if applicable, its affiliates) in accordance with their respective terms, and the execution and delivery thereof will not violate any provision of any agreement or judicial order to which Seller (and/or, if applicable, its affiliates) is a party or, to the best of Seller’s knowledge, to which the Property is subject, (d) Seller has not entered into any agreement to sell all or any portion of the Property, and (e) there exists no judgment against Seller that is a lien against the Property (other than any such judgment as to which, by the terms of either of the Master Leases, Seller or Ventas is entitled to be indemnified by Purchaser or its affiliates).

6. Certain Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller that (a) this Agreement has been duly authorized, executed and delivered by Purchaser and is the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, (b) the execution and delivery of this Agreement by Purchaser does not violate any provision of any agreement or judicial order to which Purchaser is a party or to which Purchaser or, to the best of Purchaser’s knowledge, the Property is subject, (c) all the documents to be delivered by Purchaser at closing will, at Closing, be duly authorized, executed and delivered by Purchaser (and/or, if applicable, its affiliates), will be the legal, valid and binding obligations of Purchaser (and/or, if applicable, its affiliates), and be enforceable against Purchaser (and/or, if applicable, its affiliates) in accordance with their respective terms, and the execution and delivery thereof will not violate any provision of any agreement or judicial order to which Purchaser (and/or, if applicable, its affiliates) is a party or, to the best of Purchaser’s knowledge, to which the Property is subject, and (d) to the best of Purchaser’s knowledge, Purchaser is not required to obtain the consent of any third party to consummate the Transactions.

7. Closing.

(a) Closing. The closing of the sale of the Property (“Closing”) shall take place at 10:00 a.m. (Chicago time) at the office of Barack Ferrazzano Kirschbaum & Nagelberg LLP at 200 W. Madison Street, Chicago, Illinois or at another place mutually agreed upon by the parties, on the date hereof (“Closing Date”). Notwithstanding the foregoing, the parties need not attend the Closing in person and shall have the right to close the transaction contemplated by this Agreement pursuant to written closing escrow instructions, so long as such instructions are consistent with the terms hereof.

(b) Seller Closing Documents. At the Closing, the applicable Seller(s) shall execute and deliver, or cause to be executed and delivered, to Purchaser the following documents:

(i) With respect to each of the properties described on Exhibit B that is located in Georgia, a deed in the form of Exhibit C (the “Georgia Deeds”) in favor of Purchaser or, at the written request of Purchaser, in favor of one or more affiliates of Purchaser designated in writing by Purchaser;

(ii) With respect to each of the properties described on Exhibit B that is located in South Carolina, a deed in the form of Exhibit D (the “South Carolina Deeds”) in favor of Purchaser or, at the written request of Purchaser, in favor of one or more affiliates of Purchaser designated in writing by Purchaser;

(iii) With respect to the property described on Exhibit B that is located in Florida, a deed in the form of Exhibit E (the “Florida Deed”) in favor of Purchaser or, at the written request of Purchaser, in favor of an affiliate of Purchaser designated in writing by Purchaser;

(iv) With respect to the property described on Exhibit B that is located in Alabama, a deed in the form of Exhibit F (the “Alabama Deed”) in favor of Purchaser or, at the written request of Purchaser, in favor of an affiliate of Purchaser designated in writing by Purchaser;

(v) With respect to the property described on Exhibit B that is located in Pennsylvania, a deed in the form of Exhibit G (the “Pennsylvania Deed”, and together with the Georgia Deeds, and the South Carolina Deeds, collectively, the “Deeds”) in favor of Purchaser or, at the written request of Purchaser, in favor of an affiliate of Purchaser designated in writing by Purchaser;

(vi) With respect to each of the properties described on Exhibit A, a Bill of Sale and Assignment in the form of Exhibit H, in favor of Purchaser, or, at the written request of Purchaser, in favor of one or more affiliates of Purchaser designated in writing by Purchaser and, if and to the extent Seller owns and possesses any of the “Personal Property” referenced therein, Seller shall deliver the same to Purchaser or such affiliate(s);

(vii) Notwithstanding the above, if for any individual Property no title insurance is available based on the use of a Quit Claim Deed, Seller shall convey title based on a special warranty deed or local equivalent.

(c) Amounts to be Paid at Closing. At the Closing, Purchaser shall pay to Seller, by federally insured wire transfer, the total amount of (i) the Purchase Price minus those items described in Section 8 below; and (ii) the Litigation Settlement Fee.

(d) Further Assurances. Seller and Purchaser shall, at the Closing, and from time to time thereafter, upon request, execute such additional documents as are reasonably necessary in order to convey, assign and transfer the Property pursuant to this Agreement and otherwise complete transactions contemplated by this Agreement (collectively, the “Transactions”), provided that such documents are consistent with the terms of this Agreement, and do not increase Seller’s or Purchaser’s obligations hereunder or subject Seller or Purchaser to additional liability not otherwise contemplated by this Agreement.

8. Prorations and Adjustments.

Purchaser shall receive a credit at Closing equal to the amount of all prepaid rent under the Master Leases and all amounts escrowed by Purchaser with Seller under the Master Leases. Except for the foregoing, Purchaser and Seller hereby acknowledge and agree that there shall be no prorations or adjustments at Closing to the Purchase Price or the Litigation Settlement Fee.

9. Closing Costs.

(a) Without limiting the terms of Section 10(a), Seller shall be responsible for the payment of the fees and costs of Seller’s counsel and investment advisors representing it in connection with the Transactions.

(b) Without limiting the terms of Section 10(a), Purchaser shall be responsible for the payment of (i) the fees and costs of Purchaser’s counsel and investment advisors representing it in connection with the Transactions, (ii) subject to Section 9(a), all recording fees, transfer taxes, intangible taxes, documentary stamp taxes and title insurance costs, and all other fees, costs and expenses, incurred by either Seller or Purchaser in connection with the Transactions, and (iii) all costs and expenses that Seller incurred in connection with the Pending Litigation (as defined below), which costs and expenses shall include, but not be limited to, Seller’s legal fees incurred to prepare the complaint for, and to prosecute, the Pending Litigation and all filing fees. Purchaser shall pay at Closing all of the fees, taxes, costs and expenses referenced in Section 9(b)(ii) hereof and the costs and expenses referenced in Section 9(b)(iii), all as set forth in Schedule 9(b).

10. Post Closing Arrangements.

(a) Collection Costs. If any legal action, arbitration or other similar proceeding is commenced to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to an award of its attorneys’ fees and expenses. The phrase “prevailing party” shall include a party who receives substantially the relief desired whether by dismissal, summary judgment, judgment or otherwise.

(b) Survival. None of the terms and conditions of this Agreement shall survive the Closing, except Sections 5, 6, 7(d), 8, 9, 10, 11, 12 and 13.

(c) Indemnity by Purchaser for Third Party Claims. Notwithstanding anything to the contrary herein, following the Closing Purchaser shall, and hereby does, indemnify and hold Seller, Seller’s affiliates, and their respective partners, officers, employees, agents, successors and assigns (all of the foregoing, the “Seller Indemnified Parties”) harmless (on a joint and several basis) from and against any and all losses, damages, claims, causes of action, judgments, costs and expenses, including reasonable fees and expenses of attorneys (collectively, “Losses”) that may be suffered or incurred by or asserted or awarded against any or all of the Seller Indemnified Parties relating to the Master Leases or the Property, in each case arising out of, or in connection with, or by reason of (a) any Proceeding (as defined below), or (b) any professional or general liability claim asserted by a third party against any or all of the Seller Indemnified Parties (individually and collectively, a “Claim”). Provided, however, that the preceding sentence shall not apply to Losses (i) for which both of the following are true: (x) such Losses were caused by the willful misconduct or gross negligence of a Seller Indemnified Party, and (y) no Purchaser Related Party took any action or made any omission which caused such Losses, or (ii) which result directly from a breach by a Seller Indemnified Party of its obligations under the Master Leases. Purchaser shall reimburse the Seller Indemnified Parties in accordance with the provisions of this Agreement. The obligations of the Purchaser under this Section 10(c) shall survive the Closing and terminate on the sixth (6th) anniversary of the Closing, provided, however, that such obligations shall survive independently with respect to any Claims that have been made by any or all of the Seller Indemnified Parties pursuant to a Claim Notice (defined below) that is delivered to Purchaser on or prior to such anniversary. The following requirements shall be applicable with respect to all Claims and Losses:

(i) The applicable Seller Indemnified Parties will give prompt written notice (a “Claim Notice”) to Purchaser of any Loss that the applicable Seller Indemnified Parties discovers or about which they receive notice and that might give rise to a Claim by such Seller Indemnified Parties against Purchaser under this Section 10(c), stating the nature, basis and (to the extent known) amount thereof; provided, however, that failure to give such Claim Notice shall not affect the indemnification provided hereunder to the extent that the failure to give such Claim Notice in a timely fashion does not have a material adverse effect on the Purchaser or Purchaser Related Parties. Copies of any papers received in connection with a Claim and a Loss shall be forwarded to Purchaser by the applicable Seller Indemnified Parties together with the Claim Notice.

(ii) In case of any Claim and Loss, after Seller delivers a Claim Notice, but prior to Purchaser’s delivery to Seller of a Defense Notice (defined below) in which Purchaser expressly assumes control of the defense or settlement of a Claim pursuant to subsection (iii) below, the applicable Seller Indemnified Parties (at the sole cost and expense of Purchaser) shall contest, resist and defend any such Claim asserted or instituted against such Seller Indemnified Parties with counsel selected by such Seller Indemnified Parties (the “Defense”).

(iii) The Purchaser shall have the right to control the defense or settlement of any Claim if Purchaser first confirms in writing to Seller that (A) such Claim is within the scope of the indemnity provided in this Section 10(c) and that Purchaser shall pay any and all amounts required to be paid in respect of such Claim (“Defense Notice”); and (B) any compromise or settlement of such Claim and related Loss shall be subject to and governed by the requirements of subsection 10(c)(v) below. If Purchaser elects to assume control of the defense or settlement of any Claim, it shall specifically so advise Seller in the Defense Notice. After Purchaser delivers to Seller a Defense Notice in which Purchaser expressly assumes control of the defense or settlement of a Claim, the Seller, at its election and sole cost and expense, shall have the right, but not the obligation to participate in the defense of any Claim. If Purchaser does not (x) timely satisfy its indemnification obligations under this Section 10(c) or (y) deliver a Defense Notice and elect to assume control of the defense or settlement of the Claim pursuant to this subsection (iii), then the applicable Seller Indemnified Parties shall continue the Defense in the manner and with the strategy they reasonably deem appropriate and those Seller Indemnified Parties shall determine, in their sole discretion, whether or not they shall settle or compromise the applicable Claim and if so, on what terms.

(iv) Purchaser and the applicable Seller Indemnified Parties will render to each other such assistance as may reasonably be required of each other in order to ensure a proper and adequate Defense of any Claim.

(v) Purchaser will not make any settlement or compromise of a Claim under this Section 10(c), without the prior written consent of Seller unless such settlement or compromise of a Claim includes, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Seller Indemnified Parties of an unconditional and irrevocable release from all liability in respect of such Claim (a “Release”). If Purchaser desires and is able to effect a bona fide compromise or settlement, at Purchaser’s sole expense, of any Claim involving a Loss, and such compromise or settlement includes, as an unconditional term thereof, a Release and the compromise or settlement does not require any form of relief from Seller Indemnified Parties other than Purchaser’s payment of money damages or other money payment, and Seller refuses to consent to such compromise or settlement, then Purchaser’s liability under this Section 10(c), with respect to such Claim shall be limited to the amount so offered in compromise or settlement, together with all legal and other expenses that may have been incurred prior to the date on which Seller refuses to consent to such compromise or settlement.

(d) The Seller Indemnified Parties that are not parties to this Agreement are third party beneficiaries of this Agreement.

(e) For purposes of this Section 10(c), “Proceeding” means any and all proceedings, including, without limitation, actions, suits, arbitrations, alternative dispute resolution mechanisms, investigations, administrative hearings, subpoenas and other proceedings, whether civil, criminal, administrative or investigative, except any proceedings initiated by the Seller Indemnified Parties against the Seller or the Tenants.

11. Brokers. Each of Seller and Purchaser represents to the other that it has not engaged or dealt with any broker, finder or investment advisor in connection with the sale of the Property or the other Transactions other than investment advisor(s) retained by it and covenants to pay any fees or other amounts owing to its investment advisor(s) on account of this Agreement or the Transactions. Seller and Purchaser shall indemnify, hold harmless and defend the other, its affiliates, and its and their officers, directors, affiliates, agents and employees, against and from all claims, demands, causes of action, judgments, and liabilities (including, without limitation, reasonable attorneys’ fees and costs) which arise from a breach of such parties’ respective representations and covenants set forth in this Section 11.

12. Certain Warranties; Disclaimer and Release.

(a) Notwithstanding anything to the contrary contained in this Section 12, the purchase, sale and conveyance of the Property shall be made with the limited warranties from Seller to Purchaser contained in the Deeds.

(b) Disclaimer. Purchaser agrees that Purchaser is purchasing the Property in “AS IS”, “WHERE IS”, “WITH ALL FAULTS” condition, and, subject to Section 5 and to Section 12(a), without any warranties, representations or guarantees, either express or implied, of any kind, nature, or type whatsoever from, or on behalf of, Seller. Without in any way limiting the generality of the immediately preceding sentence, Purchaser further acknowledges and agrees that, in entering into this Agreement and closing the Transactions hereunder, but subject to Section 5 and to Section 12(a):

(i) Each of Seller and its affiliates, and its and their officers, directors, employees and agents, expressly disclaims, has not made, and will not and does not make, any warranties or representations, express or implied, with respect to the Property or any portion thereof, the physical condition or repair or disrepair thereof, the value, profitability or marketability thereof or the title thereto, or of any of the appurtenances, facilities or equipment thereon;

(ii) Each of Seller and its affiliates, and its and their officers, directors, employees and agents, expressly disclaims, has not made, will not, and does not, make, any warranties, express or implied, of merchantability, habitability or fitness for a particular use;

(iii) As the tenant (or direct or indirect owner thereof) at the Property, Purchaser has had complete and sole possession of the Property since January 1, 2002, and has accordingly had the opportunity to perform a full investigation of the Property prior to the date hereof, and Purchaser is fully satisfied with its opportunity to investigate the Property prior to the date hereof;

(iv) Purchaser has not relied upon any statement or representation by or on behalf of Seller unless such statement or representation is specifically set forth in this Agreement; and

(v) As of the date hereof, Purchaser has made such legal, factual and other inquiries and investigations as Purchaser has deemed necessary, desirable or appropriate with respect to the Property and the value and marketability thereof and of the appurtenances, facilities and equipment thereof. Such inquiries and investigations of Purchaser are hereby deemed to include, without limitation, the physical components of all portions of the Improvements, the condition of repair of the Property or any portion thereof, such state of facts as a current title report and/or an accurate survey would show or disclose, and the present and future zoning, ordinances, resolutions and regulations of the city, county and state where the Improvements are located.

(c) Release. With this entire Section 12(c) being subject to Section 10(c), each of Purchaser Related Parties (as hereinafter defined) and each of Seller Indemnified Parties hereby waives, releases and discharges at law, equity, contract, tort or otherwise any claim, known or unknown, matured or not matured, it has, ever had, might have had, or may have in the future against the other relating to, arising out of, resulting from or with respect to the Master Leases, the Property and the Guaranty, including without limitation: (i) the condition of the Property, either patent or latent, (ii) Purchaser Related Parties’ performance, non-performance, partial performance or breach (whether intentional, negligent or otherwise) of any obligation under the Master Leases, the Guaranty, and the inaccuracy of any representation or warranty of a Purchaser Related Party under the Master Leases and the Guaranty, (iii) the Purchaser Related Parties’ ability, inability or failure, to obtain or maintain temporary or final certificates of occupancy or other licenses, permits or other governmental authorizations for the use or operation of the Improvements, and/or certificates of compliance for the Improvements, (iv) the content or form of all certificates, notices or other communications of the Purchaser Related Parties delivered under the Master Leases, the Guaranty, or the failure of the Purchaser Related Parties to deliver any such documents, including in each case, pertaining to the actual or reported occupancy of the Property or any part thereof or reported, actual or potential income, or profits, to be derived from the Property, (v) the real estate, or other, taxes or special assessments, now or hereafter payable on account of, or with respect to, the Property, (vi) Purchaser Related Parties’ ability or inability to demolish the Improvements or otherwise develop the Property, (vii) the environmental condition of the Property, (viii) any default or alleged default by the other with respect to the Master Leases, the Guaranty or the Property under the Master Leases, including without limitation, any default or alleged default regarding the granting or withholding of Seller’s consent to any proposed sublease(s) with respect to all or any portion of the Property or the Purchaser Related Parties obtaining, failure to obtain, maintain or breach of any governmental licenses, permits or approvals, orders, directions, surveys or other communications with any person in connection with the Master Leases, the Guaranty or any such proposed sublease(s), and also including without limitation, any defaults under the Master Leases or the Guaranty alleged at any time, or may be or may have been alleged by Seller Indemnified Parties against Purchaser Related Parties; (ix) the operation or management of the Property; or (x) any other matter relating to the Property, the Master Leases or the Guaranty. Further each of Purchaser Related Parties and Seller Indemnified Parties specifically hereby releases the other from all causes of actions, claims or rights alleged, or which could have been alleged, concerning or arising out of the matters set forth in the complaint or amended complaint filed in Ventas Realty, Limited Partnership v. ALC CVMA, LLC, et al., Case No. 12-CV-3107 (U.S. Dist. Ct. N. Ill.) (the “Pending Litigation”). It is the intention of both Seller and Purchaser that the language in this paragraph shall be read and construed liberally in order to allow the Seller Indemnified Parties and the Purchaser Related Parties to go their separate ways without any further disputes concerning any or all of the Property, the Master Leases and the Guaranty, its and their respective history and operation and in the case of the Property, the sale thereof; provided, however, that in all events and under all circumstances, the provisions of Section 10(c) shall survive the Closing for the period specified in Section 10(c), and in the event of any conflict between the provisions of Section 10(c) and those of this Section 12, the provisions of Section 10(c) shall control in all events. “Purchaser Related Parties” mean the Purchaser, the Purchasers’ affiliates and their respective partners, officers, employees, agents, successors and assigns. The Purchaser Related Parties that are not parties to this Agreement are third party beneficiaries of this Agreement.

13. General Provisions.

(a) Entire Agreement. This Agreement and exhibits hereto (i) constitute the entire agreement of Seller and Purchaser with respect to sale of the Property and (ii) supersede all prior or contemporaneous written or oral agreements, whether express or implied, related to the subject matter hereof.

(b) Amendments. This Agreement may be amended only by a written agreement executed and delivered by Seller and Purchaser.

(c) Waivers. No waiver of any provision or condition of, or default under, this Agreement by any party shall be valid unless in writing signed by such party. No such waiver shall be taken as a waiver of any other or similar provision or of any future event, act, or default.

(d) Time. Time is of the essence of this Agreement. In the computation of any period of time provided for in this Agreement or by law, the day of the act or event from which the period of time runs shall be excluded, and the last day of such period shall be included, unless it is not a Business Day, in which case it shall run to the next day which is a Business Day. For the purpose of this Agreement, the term “Business Day” means any day other than (i) Saturday, (ii) Sunday, or (iii) any other day when federally insured banks in Chicago, Illinois or New York, New York are required or authorized to be closed.

(e) Unenforceability. In the event that any provision of this Agreement shall be unenforceable in whole or in part, such provision shall be limited to the extent necessary to render the same valid, or shall be excised from this Agreement, as circumstances require, and this Agreement shall be construed as if said provision had been incorporated herein as so limited, or as if said provision has not been included herein, as the case may be.

(f) Notices. Any notices or other communications permitted or required to be given hereunder shall be in writing, shall be delivered personally, by reputable overnight delivery service, or by fax (provided a hard copy is delivered on the next Business Day by personal delivery or reputable overnight delivery service), and shall be addressed to the respective party as set forth in this Section 13(f). All notices and communications shall be deemed given and effective upon receipt thereof.

To Seller:	MLD Delaware Trust

c/o Ventas, Inc.

353 N Clark Street, Suite 3300

Chicago, IL 60654

Attn: Joseph D. Lambert

Fax:  (312) 660-3861

With copies to:	MLD Delaware Trust

c/o Ventas, Inc.

10350 Ormsby Park Place, Suite 300

Louisville, Kentucky 40223

Attn: T. Richard Riney

Fax:  (502) 357-9001

and

Barack Ferrazzano Kirschbaum

    & Nagelberg LLP 200

West Madison, Suite 3900

Chicago, Illinois 60606

Attn: Douglas W. Anderson, Esq.

Phone: (312) 984-3195

Fax:     (312) 984-3150

To Purchaser:	Assisted Living Concepts, Inc.

W140 N8981 Lilly Road

Menomonee Falls, WI 53051

Attention: Chief Financial Officer

Facsimile: (262) 251-7562

With a copy to:	Assisted Living Concepts, Inc.

W140 N8981 Lilly Road

Menomonee Falls, WI 53051

Attention: General Counsel

Facsimile: (262) 251-7627

(g) Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Illinois without regard to the laws regarding conflicts of laws.

(h) Counterparts. This Agreement may be executed in any number of identical counterparts, any or all of which may contain the signatures of less than all of the parties, and all of which shall be construed together as a single instrument.

(i) Construction. Seller and Purchaser agree that each party and its counsel have reviewed and approved this Agreement, and that any rules of construction that provide that ambiguities be resolved against the drafting party shall not be used in the interpretation of this Agreement or any amendments or exhibits hereto. The words “include”, “including”, “includes” and any other derivation of “include” means “including, but not limited to” unless specifically set forth to the contrary. As used in this Agreement, the neuter shall include the feminine and masculine, the singular shall include the plural, and the plural shall include the singular, except where expressly provided to the contrary. The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Section, subsection or other subdivision. Headings of sections herein are for convenience of reference only, and shall not be construed as a part of this Agreement. Except to the extent expressly provided otherwise in this Agreement, references to “sections” or “subsections” in this Agreement shall refer to sections and subsections of this Agreement, and references to “exhibits” in this Agreement shall mean exhibits attached to this Agreement.

(j) Form of Payment. All amounts required to be paid by Purchaser to, or as directed by, Seller pursuant to the terms hereof shall, unless otherwise directed by Seller in writing, be paid by federally insured wire transfer of immediately available funds. Payments required by the terms hereof to be made on a particular date shall be deemed to have been timely made if Seller (or any alternate payee designated by Seller) receives such payment in the account specified in the wire transfer instructions, to be provided to Purchaser by Seller, not later than 5:00 p.m. Chicago time on the date specified for such payment.

(k) 1031 Exchange. Purchaser recognizes and understands that this transaction may be part of a contemplated “like kind” exchange for Seller under §1031 of the Internal Revenue Code (the “Exchange”). As such, Purchaser agrees to cooperate with Seller in effectuating the Exchange, which cooperation may include the execution of documents and the taking of other reasonable action, as is necessary in the opinion of Seller, to accomplish the Exchange; provided, however, that Purchaser shall not be required to assume any additional expense or liability in connection with, or as part of its cooperation with, the Exchange. Purchaser specifically consents to Seller’s assignment of its rights (but not its obligations) under this Agreement to a qualified intermediary (as defined in Treas. Regs. 1.1031(k)-1(g)(4)) in connection with a possible Exchange. The covenant contained in this Section 13(k) shall survive the Closing and shall not be merged into any instrument of conveyance delivered at Closing.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

PURCHASER:

ASSISTED LIVING CONCEPTS, INC., a Nevada corporation

By:	/s/ Charles H. Roadman, II, M.D.
Name:	Charles H. Roadman, II, M.D.
Its:	President & CEO

SELLER:

MLD DELAWARE TRUST, a Delaware business trust

By:	/s/ Joseph D. Lambert
Name:	Joseph D. Lambert
Its:	Vice President

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc.
Its:	Sole General Partner

	By:	/s/ Joseph D. Lambert
	Name:	Joseph D. Lambert
	Its:	Vice President

Joinder

The undersigned Ventas Lease Tenants hereby join in this Agreement for the purpose of agreeing to those provisions applicable to the Tenants.

ALC CVMA, LLC, a Georgia limited liability company

By:	ALC Operating, LLC, a Wisconsin limited liability company, its Manager

By:

ALC GGMG, LLC, a Georgia limited liability company

By:	ALC Operating, LLC, a Wisconsin limited liability company, its Manager

By:

ALC HTIF, LLC, a Georgia limited liability company

By:	ALC Operating, LLC, a Wisconsin limited liability company, its Manager

By:

ALC TPCG, LLC, a Georgia limited liability company

By:	ALC Operating, LLC, a Wisconsin limited liability company, its Manager

By:

ALC PEDG, LLC, a Georgia limited liability company

By:	ALC Operating, LLC, a Wisconsin limited liability company, its Manager

By:

ALC TISSC, LLC, a Georgia limited liability company

By:	ALC Operating, LLC, a Wisconsin limited liability company, its Manager

By:

ALC TSKG, LLC, a Georgia limited liability company

By:	ALC Operating, LLC, a Wisconsin limited liability company, its Manager

By:

ALC WRWG, LLC, a Georgia limited liability company

By:	ALC Operating, LLC, a Wisconsin limited liability company, its Manager

By:

EXHIBIT A

LAND

The legal descriptions of the Land comprising the Property attached to the applicable Master Lease thereof.

A-1

EXHIBIT B

PROPERTY

Property commonly known as:

1.	Greenwood Gardens, Marietta, Georgia

2.	The Sanctuary, Acworth, Georgia

3.	Winterville Retirement Center, Winterville, Georgia

4.	Highland Terrace, Inverness, Florida

5.	The Inn at Seneca, Seneca, South Carolina

6.	Ashley House, Greenwood, South Carolina

7.	Langston House, Clinton, South Carolina

8.	Pinewood House, Goose Creek, South Carolina

9.	Tara Plantation, Cumming, Georgia

10.	Peachtree Estates, Dalton, Georgia

11.	CaraVita Village, Montgomery, Alabama

12.	Moorehead House, Pennsylvania

B - 1

EXHIBIT C

FORM OF GEORGIA DEED

AFTER RECORDING RETURN TO:

Attn:

QUITCLAIM DEED

(            County, GEORGIA)

This indenture is made as of this             day of             , 2012, by and between             a(n)             (“Grantor”) and             a(n)             (“Grantee”) (the words “Grantor” and “Grantee” to include their respective heirs, successors and assigns where the context requires or permits).

W I T N E S S E T H, T H A T:

GRANTOR, for and in consideration of the sum of One and No/100ths Dollars ($1.00) and other good and valuable consideration, in hand paid at and before the sealing and delivery of these presents, the receipt and sufficiency whereof are hereby acknowledged, has remised, conveyed and quitclaimed, and by these presents does hereby remise, convey and forever QUITCLAIM unto the said Grantee all of Grantor’s right, title and interest in and to the property described in Exhibit A attached hereto and by reference made a part hereof TOGETHER WITH all buildings and other improvements situated thereto or attached thereto and all tenements, hereditaments, improvements, appurtenance, rights, easements, licenses, benefits and rights-of-way appurtenant thereto (hereinafter referred to as the “Property”).

TO HAVE AND TO HOLD the Property unto the said Grantee, so that Grantor shall not at any time, by any means or ways, have, claim or demand any right, title or interest in or to the Property or its appurtenances, or any rights thereof.

IN WITNESS WHEREOF, Grantor has executed and sealed this Quit Claim Deed as of the date set forth above.

Signed, sealed and delivered
in the presence of:

By:
Unofficial Witness
Name:

Its:

[CORPORATE SEAL]
Notary Seal

Commission Expiration Date:

[NOTARIAL SEAL]

EXHIBIT A TO GEORGIA QUIT CLAIM DEED

Legal Description

EXHIBIT D

FORM OF SOUTH CAROLINA DEED

GRANTEE’S ADDRESS:

Attn:

STATE OF SOUTH CAROLINA	)
	)	TITLE TO REAL ESTATE
COUNTY OF	)	(SOUTH CAROLINA)

KNOW ALL MEN BY THESE PRESENTS, that             , a(n)             (hereinafter “Grantor”) in consideration of Ten and No/l00 Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, has granted, bargained, sold and released and by these presents does hereby quitclaim, remise and release unto             , a(n)             (hereinafter “Grantee”) its successors and assigns forever, the following real property, to-wit:

SEE EXHIBIT A ATTACHED HERETO AND MADE A PART HEREOF (the “Property”)

THIS conveyance is subject to all easements, conditions, covenants, restrictions, zoning ordinances, encumbrances and rights-of-way which are a matter of public record anchor actually existing upon the ground affecting the Property.

Together with all and singular the rights, members, hereditaments and appurtenances to said Property belonging or in any wise incident or appertaining; to have and to hold all and singular the Property unto the Grantee and the Grantee’s heirs or successors and assigns, forever. And, the Grantor does hereby bind the Grantor and the Grantor’s heirs or successors and assigns, to warrant and forever defend all and singular the said premises unto the Grantee and the Grantee’s heirs or successors and assigns, against the Grantor and the Grantor’s heirs or successors and assigns.

[Signature page follows]

WITNESS the Grantor’s hand and seal as of the             day of             , 2012

,	a(n)

By:
Name:
Its:

STATE OF	)
	)	ACKNOWLEDGMENT
COUNTY OF	)

I,             , a Notary Public for the State of             , do hereby certify that             , as             of             , a(n)             , personally appeared before me this             day of             , 2012, and acknowledged the due execution of the foregoing instrument.

[SEAL]

My commission expires:

After recording, return to:

Attn:

EXHIBIT A TO SOUTH CAROLINA QUIT CLAIM DEED

LEGAL DESCRIPTION

EXHIBIT E

FORM OF FLORIDA DEED

INSTRUMENT PREPARED BY:

Attention:

AFTER RECORDING RETURN TO:

Attention:

Property Tax Folios #:

QUITCLAIM DEED

(FLORIDA)

THIS QUITCLAIM DEED, made this             day of             , 2012 by             , a(n)             , whose address is             (the “Grantor”), to             , a(n)             whose address is             (the “Grantee”).

THAT the Grantor, for and in consideration of the sum of Ten Dollars ($10.00) to it in hand paid by the Grantee, the receipt, adequacy and sufficiency whereof is hereby acknowledged, does hereby quitclaim, remise and release unto the Grantee, its successors and assigns, all rights, title and interest which Grantor has, if any, in the following real property (the “Property”) situated in the County of             , in the State of Florida, and in the City of             , and legally described on Exhibit A attached hereto and made a part hereof.

TOGETHER with all the tenements, hereditaments, easements, limited common elements, and appurtenances belonging or in any way appertaining to the Property, provided that nothing contained herein shall be deemed to reimpose same.

TOGETHER with all buildings and other improvements as presently located on the Property.

TOGETHER with all of Grantor’s right, title and interest, if any, in and to any strips or gores pertaining to the Property and to the streets, avenues, roads, ways, alleys, rights-of-way, waterways and canals, open or proposed, in front of, adjoining or adjacent to the Property;

TO HAVE AND TO HOLD the said rights in said real estate, with all and singular, the rights, members, hereditaments, and appurtenances thereunto belonging or in anywise appertaining, and all (if any) the estate, right, title, interest, lien, equity and claim whatsoever of Grantor, either in law or equity, to the only proper use, benefit and behoof of the Grantee, its successors and assigns, forever. Notwithstanding anything herein to the contrary, Grantor makes no representations or warranties with respect to said real estate, and shall have no obligation to defend the right and title to the above described real estate unto the Grantee, its successors and assigns, against the any claims or demands of Grantor, persons whomsoever claiming by, through, or under Grantor, or any other persons whatsoever.

The terms and provisions contained herein shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Grantor has caused this Quitclaim Deed to be executed in its name and caused its seal to be affixed as of the day and year first above written.

GRANTOR:

, a(n)
WITNESS SIGNATURE	By:
Name:
Its:
TYPE OR PRINT WITNESS NAME
(SEAL)

WITNESS SIGNATURE

TYPE OR PRINT WITNESS NAME

STATE OF

COUNTY OF

The foregoing instrument was acknowledged before me this             day of , 2012, by             , as             of             , a(n)             , on behalf of the             . He/She is [        ] personally known to me or [        ] has produced as identification.

Notary Stamp/Seal:	Notary Public

(Type, Print or Stamp Name)
My Commission Expires:

EXHIBIT A TO FLORIDA QUITCLAIM DEED

LEGAL DESCRIPTION

EXHIBIT F

FORM OF ALABAMA DEED

PREPARED BY AND RETURN TO:

Attention:

MAIL TAX STATEMENTS TO:

Attention:

STATUTORY WARRANTY DEED

(Alabama)

This SPECIAL WARRANTY DEED (this “Deed”), dated as of                     , 20    , is made and entered into by and between                     , a                      (“Grantor”), whose address is                      and , (“Grantee”), whose address is:                     .

WITNESSETH:

Grantor, for and in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration paid by Grantee, the receipt and sufficiency of which are hereby acknowledged, does by these presents GRANT, BARGAIN, SELL, AND CONVEY unto Grantee, the real estate (the “Real Estate”) situated in the County of                     , and State of Alabama, together with all rights and appurtenances to the same belonging, and described as follows:

TO HAVE AND TO HOLD, unto Grantee and to the successors and assigns of Grantee forever. Grantor hereby covenants that it and its successors and assigns shall and will WARRANT AND DEFEND the title to the Real Estate unto Grantee and Grantee’s successors and assigns forever, against the lawful claims of all persons claiming an interest in the Real Estate by, through or under Grantor, but none other, excepting, however, the Permitted Exceptions.

IN WITNESS WHEREOF, Grantor has executed and delivered this Deed as of the day and year first above written.

“GRANTOR”

By:
Printed Name:
Title:

Attest:
Printed Name:
Title:

STATE OF

COUNTY OF

I, the undersigned, a Notary Public in and for said City in said State, hereby certify that                     , whose name as                      of                     , a                     , is signed to the foregoing, and who is known to me, acknowledged before me on this day that, being informed of the contents of the foregoing,                      as such officer and with full authority executed the same voluntarily for and as the act of said corporation on the day the same bears date.

Given under my hand and official seal as of                     , 20    .

Notary Public

“GRANTEE”

By:
Printed Name:
Title:

STATE OF

COUNTY OF

I, the undersigned, a Notary Public in and for said County in said State, hereby certify that                     , whose name as                      of                     , a                      limited liability company, is signed to the foregoing, and who is known to me, acknowledged before me on this day that, being informed of the contents of the foregoing,                      as such officer and with full authority executed the same voluntarily for and as the act of said                      on the day the same bears date.

Given under my hand and official seal as of             , 20    .

Notary Public

EXHIBIT A TO ALABAMA SPECIAL WARRANTY DEED

Legal Description

EXHIBIT B TO ALABAMA SPECIAL WARRANTY DEED

Permitted Exceptions

EXHIBIT G

FORM OF PENNSYLVANIA DEED

QUIT CLAIM DEED

(PENNSYLVANIA)

a                                  ,

Grantor

to

a                                  ,

Grantee

Premises:

                             , Pennsylvania

The address of the within-named Grantee is:

Attn:

On Behalf of Grantee

QUIT CLAIM DEED

THIS INDENTURE is made the              day of             , 2012 between             , a             (hereinafter called the “Grantor”), of the one part, and             , a             (hereinafter called the “Grantee”), of the other part.

WITNESSETH, that the Grantor, for and in consideration of the sum of Ten Dollars ($10.00) lawful money of the United States of America, unto it well and truly paid by the Grantee, at or before the sealing and delivery hereof, the receipt whereof is hereby acknowledged, has quit claimed, bargained and sold, aliened, enfeoffed, released and confirmed, and by these presents does quit claim, bargain and sell, alien, enfeoff, release and confirm unto the Grantee, its successors and assigns,

ALL THOSE CERTAIN [lots or parcels of land] situate in             ,              County, Commonwealth of Pennsylvania, bounded and described as set forth in the legal description attached to this Deed as Exhibit “A” and incorporated by reference (the “Property”).

UNDER AND SUBJECT to all those matters of record encumbering the Property.

TOGETHER with all of Grantor’s interest (if any) in and to the improvements, ways, streets, alleys, driveways, passages, waters, water-courses, rights, liberties, privileges, hereditaments and appurtenances, whatsoever unto the Property belonging, or in any wise appertaining, and the reversions and remainders, rents, issues, and profits thereof; and all the estate, right, title, interest, property, claim and demand whatsoever of the Grantor, in law, equity, or otherwise howsoever, of, in and to the same and every part thereof.

TO HAVE AND TO HOLD the said lot or piece of ground above described, hereditaments and premises hereby granted, or mentioned and intended so to be, with the appurtenances, unto the Grantee, its successors and assigns, to and for the only proper use and behoof of the Grantee, its successors and assigns forever.

UNDER AND SUBJECT, as aforesaid.

AND the Grantor, for itself and its successors and assigns, does covenant, promise and agree, to and with the Grantee, its successors and assigns, by these presents, that it, the Grantor, and its successors and assigns, all and singular the hereditaments and premises hereby granted or mentioned and intended so to be, with the appurtenances, unto the Grantee, its successors and assigns, against the Grantor and its successors and assigns.

IN WITNESS WHEREOF, the Grantor has hereunto set its seal dated the day and year first above written.

SIGNED AND DELIVERED

IN THE PRESENCE OF:

, a

By:
Name:
Title:

STATE OF	:
	:	SS
COUNTY OF	:

On this              day of             , 2012, before me a Notary Public in and for the State of             , the undersigned officer, personally appeared             , who acknowledged himself to be the              of             , a             , known to be (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and that he executed the foregoing instrument for the purposes therein contained by signing the name of the             .

In Witness Whereof, I hereunto set my hand and official seal.

[SEAL]

Notary Public

My Commission Expires:

EXHIBIT “A” TO PENNSYLVANIA QUIT CLAIM DEED

EXHIBIT H

BILL OF SALE AND ASSIGNMENT

FOR VALUE RECEIVED, MLD Delaware Trust, a Delaware business trust and Ventas Realty, Limited Partnership (collectively, “Seller”), hereby transfer and assign to Assisted Living Concepts, Inc., a Nevada corporation (“Purchaser”), all of Seller’s right, title and interest, if any, in the following (collectively, the “Personal Property”): (a) the tangible personal property located on the land described in Exhibit A attached hereto and made a part hereof (the “Land”) or in any buildings, structures, fixtures or other improvements located on the Land (the “Improvements”); (b) all transferable warranties or guaranties held by Seller, to the extent relating to the Land or the Improvements, including, without limitation, any construction related warranties or guaranties held by Seller; (c) to the extent assignable, all licenses, certificates, authorizations, approvals, building permits, and other applicable permits and licenses issued by any governmental authority and held by Seller, to the extent relating to the ownership (as opposed to the operation or occupancy) of the Land or the Improvements; (d) all plans and specifications (including architectural, mechanical, plumbing, landscaping, engineering, and electrical plans and specifications), zoning files, drawings, working drawings, plans, site plans, mechanical drawings, and specifications related to the construction or landscaping of the Improvements that Seller owns and has in its possession; and (e) any pending challenges relating to property taxes assessed against the Land or Improvements and any property tax refunds for previous years’ property tax payments.

This Bill of Sale and Assignment is delivered pursuant to the terms of that certain Agreement for Sale of Real Estate dated as of May 11, 2012 between Seller and Purchaser (the “Sale Agreement”). The Personal Property, if any, is transferred in “AS IS”, “WHERE IS”, “WITH ALL FAULTS” condition, and without any warranties, representations or guarantees, either express or implied, of any kind, nature, or type whatsoever from, or on behalf of, Seller, and otherwise in accordance with the terms of Section 14 and the other provisions of the Sale Agreement, except that Seller warrants to Purchaser that its right, title and interest, if any, in the Personal Property is not encumbered by any lien or security interest securing borrowed indebtedness of Seller.

[Signature Page Follows]

IN WITNESS WHEREOF, Seller has executed this Bill of Sale and Assignment as of the [    ] day of June, 2012.

SELLER: MLD DELAWARE TRUST, a Delaware business trust

By:
Name:
Its:

VENTAS REALTY, LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Ventas, Inc.
Its:	Sole General Partner

By:
Name:
Its:

EXHIBIT A

TO BILL OF SALE AND ASSIGNMENT

LEGAL DESCRIPTION

EXHIBIT I

MASTER LEASE TERMINATION AGREEMENT

I - 1

SCHEDULE 9(b)

CLOSING COSTS AND EXPENSES

Schedule 9(b) - 1